RYDEX SERIES FUNDS
                                  (THE "TRUST")

                               HEDGED EQUITY FUND

                         SUPPLEMENT DATED MARCH 16, 2009
                                     TO THE
     RYDEX SERIES FUNDS DOMESTIC EQUITY FUND, INTERNATIONAL EQUITY FUND, AND ALTERNATIVE INVESTMENT FUNDS H-CLASS SHARES PROSPECTUS DATED AUGUST 1, 2008 AND
     RYDEX SERIES FUNDS DOMESTIC EQUITY FUND, INTERNATIONAL EQUITY FUND, AND
            ALTERNATIVE INVESTMENT FUNDS A-CLASS AND C-CLASS SHARES
                         PROSPECTUS DATED AUGUST 1, 2008
                          AND ALL SUPPLEMENTS THERETO.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE HEDGED EQUITY FUND H-CLASS SHARES AND A-CLASS AND C-CLASS SHARES
PROSPECTUSES DATED AUGUST 1, 2008 (THE "PROSPECTUSES") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

At a meeting on February 26, 2009, the Board of Trustees of the Trust (the "Board") approved the reorganization of the Rydex Series Funds Hedged Equity
Fund ("Hedged Equity Fund") into the Rydex Series Funds Absolute Return Strategies Fund ("Absolute Return Strategies Fund"). Shareholder approval of the reorganization is not required. Shareholders of the Hedged Equity Fund will receive an information statement prior to the reorganization that describes the investment objective, strategies, expenses and risks of an investment in the Absolute Return Strategies Fund, compares the objective, strategies, expenses and risks to those of the Absolute Return Strategies Fund and provides details about the reorganization. It is expected that the reorganization will occur on or about May 29, 2009.

Effective on or about May 22, 2009, the Hedged Equity Fund will be closed to new shareholders and additional purchases and exchanges by existing shareholders.






HE-SUP-0309x0809